================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 1, 2003
                Date of Report (Date of earliest event reported)



                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                0-12050                 52-1528581
   (State or other jurisdiction     (Commission             (IRS Employer
          of incorporation)         File Number)         Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4110
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)


================================================================================

ITEM 2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS

HEALTH NET DENTAL, INC.

Effective as of the close of business on October 31, 2003, the Company acquired all of the outstanding capital stock of Health Net Dental, Inc. ("HND"), and certain PPO/indemnity dental business underwritten by Health Net Life Insurance Company ("HNL"), which is an affiliate of HND, for $10.4 million in cash and an agreement to provide private label dental HMO and PPO/indemnity products to be sold in the marketplace by subsidiaries of Health Net, Inc., the parent company of HND, for a period of at least five (5) years following the close of the transaction, subject to certain conditions.

HND is licensed as a Specialized Health Care Service Plan by the California Department of Managed Health Care and provides dental Health Maintenance Organization ("HMO") benefits in the State of California. HND offers dental HMO benefits to large groups, mid-size groups, individuals, and through government sponsored contracts. HND currently provides benefits to approximately 450,000 members in California and the acquisition of HND increased the Company's California based dental membership to approximately 800,000. HND has established a network of approximately 3,000 dentists in the State of California. The network associated with the HNL business acquired in this transaction also include access to the HNL Preferred Provider Network of approximately 7,000 dentists in the State of California.

HEALTH NET VISION, INC.

Effective as of the close of business on October 31, 2003, the Company also acquired all of the outstanding capital stock of Health Net Vision, Inc. ("HNV"), an affiliate of HND, and certain PPO/indemnity vision business underwritten by HNL, for $4.4 million in cash. HNV is licensed as a Specialized Health Care Service Plan by the California Department of Managed Health Care and provides vision HMO benefits in the State of California. HNV offers vision HMO benefits to large groups, mid-size groups, and individuals. HNV currently provides benefits to approximately 130,000 members in California and the acquisition of HND increased the Company's California based vision membership to approximately 150,000. HNV has established a network of approximately 2,900 optometrists, ophthalmologists and opticians in the State of California. HNL has established a vision PPO network of approximately 3,300 licensed optometrists, ophthalmologists and opticians in California to provide vision PPO services to HNL enrollees.

FINANCING OF THE TRANSACTIONS

The acquisitions of HND and HNV and certain business assets of HNL were financed through the issuance of $19.0 million of unsecured convertible promissory notes to certain of its principal stockholders of the Company in October 2003. The proceeds from the convertible notes were used primarily to finance the acquisitions, to satisfy the increase in the Company's regulatory net worth requirements related to the PPO/indemnity dental and vision business that was acquired, and to provide working capital that may be required in connection with the integration of the acquired businesses into the Company's existing business operations and other corporate purposes.

The convertible notes bear interest at six percent (6.0%) annually and are convertible into the Company's common stock at the rate of $1.75 per share, at the option of the holder. There are no principal payments due under the convertible notes prior to January 31, 2010, then principal payments are due beginning on January 31, 2010, and each three months thereafter through July 31, 2013, pursuant to a ten-year amortization schedule, and the remaining balance is payable in full on October 31, 2013. The convertible notes are payable in full upon a change in control of the Company, at the holder's option. The Company has the option of redeeming the convertible notes for 229% of face value during the first seven (7) years after the date of issuance, for 257% of face value during the eighth (8th) year after issuance, for 286% of face value during the ninth (9th) year after issuance, and for 323% of face value during the tenth
(10th)  year  after  issuance.

The aggregate cost of the acquisitions was approximately $16.3 million, including estimated severance liabilities incurred by the Company related to employees of HND and HNV, and other acquisition expenses.

QUALIFICATION OF THIS CURRENT REPORT ON FORM 8-K TO THE VARIOUS AGREEMENTS REFERRED TO HEREIN

The description of the HND transaction contained in this filing is qualified in its entirety by reference to the provisions of the Purchase and Sale Agreement dated as of April 7, 2003, without exhibits, filed as Exhibit 10.43 to the Company's Current Report on Form 8-K dated as of April 7, 2003(1)(2); the Network Access Agreement dated as of April 7, 2003, filed as Exhibit 10.44 to the Company's Current Report on Form 8-K dated as of April 7, 2003(3); the Assumption and Indemnity Reinsurance Agreement dated as of April 7, 2003 filed as Exhibit 10.45 to the Company's Current Report on Form 8-K dated as of April 7, 2003(4); the Strategic Relationship Agreement dated as of April 7, 2003, filed without exhibits, filed as Exhibit 10.46 to the Company's Current Report on Form 8-K dated as of April 7, 2003(1)(5); the redacted Amended and Restated Strategic Relationship Agreement dated as of October 31, 2003, filed without exhibits as Exhibit 10.53 to this Current Report on Form 8-K (1)(6); the Amendment to the Purchase and Sale Agreement dated as of October 31, 2003 filed as Exhibit 10.54 to this Current Report on Form 8-K; and the Amendment to Assumption and Indemnity Reinsurance Agreement dated as of October 31, 2003 filed as Exhibit 10.55 to this Current Report on Form 8-K.

The description of the HNV Transactions contained in this filing is qualified in its entirety by reference to the provisions of the Purchase and Sale Agreement dated as of June 30, 2003, without exhibits, filed as Exhibit 10.48 to the Company's Current Report on Form 8-K dated as of June 30, 2003(1)(7); the Assumption and Indemnity Reinsurance Agreement dated as of June 30, 2003 filed as Exhibit 10.49 to the Company's Current Report on Form 8-K dated as of June 30, 2003(8); the Network Access Agreement dated as of June 30, 2003, filed as
Exhibit 10.50 to the Company's Current Report on Form 8-K dated as of June 30, 2003(9); the Administrative Services Agreement dated as of June 30, 2003, filed as Exhibit 10.51 to the Company's Current Report on Form 8-K dated as of June 30, 2003(10); the Amendment to the Purchase and Sale Agreement dated as of October 31, 2003 filed as Exhibit 10.56 to this Current Report on Form 8-K; and the Amendment to Assumption and Indemnity Reinsurance Agreement dated as of October 31, 2003 filed as Exhibit 10.57 to this Current Report on Form 8-K.

A copy of the Form of Promissory Note issued by the Company in connection with the financing of the transactions described above is filed as Exhibit 10.58. A copy of the news release dated November 3, 2003, issued by the Registrant in connection with the completion of this transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K.

-------------------------------

(1) Registrant agrees to furnish a supplemental copy of exhibits and schedules to the Stock Purchase Agreement to the Securities and Exchange Commission upon request.
(2) Incorporated by reference herein and disclosed and filed as Exhibit 10.43 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(3) Incorporated by reference herein and disclosed and filed as Exhibit 10.44 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(4) Incorporated by reference herein and disclosed and filed as Exhibit 10.45 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(5) Incorporated by reference herein and disclosed and filed as Exhibit 10.46 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(6) Registrant agrees to furnish a full and complete copy of the redacted Amended and Restated Strategic Relationship Agreement dated as of October 31, 2003, filed as Exhibit 10.53, on a confidential basis to the Securities and Exchange Commission upon request.
(7) Incorporated by reference herein and disclosed and filed as Exhibit 10.48 to the Company's Current Report on Form 8-K dated as of June 30, 2003.
(8) Incorporated by reference herein and disclosed and filed as Exhibit 10.49 to the Company's Current Report on Form 8-K dated as of June 30, 2003.
(9) Incorporated by reference herein and disclosed and filed as Exhibit 10.50 to the Company's Current Report on Form 8-K dated as of June 30, 2003.
(10) Incorporated by reference herein and disclosed and filed as Exhibit 10.51 to the Company's Current Report on Form 8-K dated as of June 30, 2003.

                                      * * *

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(b)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

The financial statements required under Item 7(a) will be filed by amendment to this Current Report on Form 8-K not later than January 14, 2004.

(c)  PRO  FORMA  FINANCIAL  INFORMATION

The pro forma financial information required under Item 7(b) will be filed by amendment to this Current Report on Form 8-K not later than January 14, 2004.

(d)  EXHIBITS

EXHIBIT                               DESCRIPTION
-------  ---------------------------------------------------------------------------

  10.43  Purchase and Sale Agreement dated as of April 7, 2003(1)(2)

  10.44  Network Access Agreement dated as of April 7, 2003(3)

  10.45  Assumption and Indemnity Reinsurance Agreement dated as of April 7, 2003(4)

  10.46  Strategic Relationship Agreement dated as of April 7, 2003(1)(5)

  10.53 Redacted Amended and Restated Strategic Relationship Agreement dated as of October 31, 2003(6)

  10.54  Amendment to Purchase and Sale Agreement dated as of October 31, 2003

  10.55 Amendment to Assumption and Indemnity Reinsurance Agreement dated as of October 31, 2003

  10.48  Purchase and Sale Agreement dated as of June 30, 2003(1)(7)

  10.49  Assumption and Indemnity Reinsurance Agreement dated as of
         June 30, 2003(8)

  10.50  Network Access Agreement dated as of June 30, 2003(9)

  10.51  Administrative Services Agreement dated as of June 30, 2003(10)

  10.56  Amendment to Purchase and Sale Agreement dated as of October 31, 2003

  10.57 Amendment to Assumption and Indemnity Reinsurance Agreement dated as of October 31, 2003


  10.58  Form of Promissory Note

   99.1  News release dated November 3, 2003.



-------------------------------

(1) Registrant agrees to furnish a supplemental copy of exhibits and schedules to the Stock Purchase Agreement to the Securities and Exchange Commission upon request.
(2) Incorporated by reference herein and disclosed and filed as Exhibit 10.43 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(3) Incorporated by reference herein and disclosed and filed as Exhibit 10.44 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(4) Incorporated by reference herein and disclosed and filed as Exhibit 10.45 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(5) Incorporated by reference herein and disclosed and filed as Exhibit 10.46 to the Company's Current Report on Form 8-K dated as of April 7, 2003.
(6) Registrant agrees to furnish a full and complete copy of the redacted Amended and Restated Strategic Relationship Agreement dated as of October 31, 2003, filed as Exhibit 10.53, on a confidential basis to the Securities and Exchange Commission upon request.
(7) Incorporated by reference herein and disclosed and filed as Exhibit 10.48 to the Company's Current Report on Form 8-K dated as of June 30, 2003.
(8) Incorporated by reference herein and disclosed and filed as Exhibit 10.49 to the Company's Current Report on Form 8-K dated as of June 30, 2003.
(9) Incorporated by reference herein and disclosed and filed as Exhibit 10.50 to the Company's Current Report on Form 8-K dated as of June 30, 2003.
(10) Incorporated by reference herein and disclosed and filed as Exhibit 10.51 to the Company's Current Report on Form 8-K dated as of June 30, 2003.

                                      * * *

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized in the city of Aliso Viejo, State of California on the 7th day of November 2003.


                          SAFEGUARD HEALTH ENTERPRISES, INC.



                          By:  /s/  Dennis L. Gates
                             ---------------------------------------------------
                               DENNIS L. GATES
                               Senior Vice President and Chief Financial Officer



                          By:  /s/  Ronald I. Brendzel
                             ---------------------------------------------------
                               RONALD I. BRENDZEL
                               Senior Vice President and Secretary